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                                                                    EXHIBIT 10.6

                    FIRST AMENDMENT TO SAC RIVER VALLEY BANK
                        EMPLOYEE STOCK OWNERSHIP PLAN AND
                                 TRUST AGREEMENT


        AMENDMENT, executed in several counterparts, each of which shall be deemed an original, made and entered into this 12th day of February, 1994, by and between Sac River Valley Bank, a bank organized under the laws of the State of Missouri (hereinafter referred to as the "Employer"), and Garry L. Robinson (hereinafter referred to as "Trustee").

                              W I T N E S S E T H:

        WHEREAS, on December 13, 1989, the Employer and Trustee executed and delivered the Sac River Valley Bank Employee Stock Ownership Plan and Trust Agreement (hereinafter referred to as the "Trust Agreement"), effective as of January 1, 1989; and

         WHEREAS, Section 13.02 of the Trust Agreement provides that the Employer shall have the right at any time and from time to time to amend the Trust Agreement, and, pursuant thereto, the parties now desire to amend the Trust Agreement in certain particulars; and

         WHEREAS, the Board of Directors of the Employer has approved the following amendments to the Trust Agreement, effective as of January 1, 1989, except as otherwise specifically provided herein;

         NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

         1. Section 1.07 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof, the following new Section 1.07 is inserted, which reads as follows:

                  "1.07 "Highly Compensated Employee" means an Employee who, during the Plan Year or during the preceding 12-month period:

                  (a) Is a more than five percent (5%) owner of the Employer (applying the constructive ownership rules of Code Section
                  318);

                  (b) Has Compensation in excess of Seventy-Five Thousand Dollars ($75,000.00) (as adjusted by the Commissioner of Internal Revenue for the relevant year);

                  (c) Has Compensation in excess of Fifty Thousand Dollars ($50,000.00) (as adjusted by the Commissioner of Internal Revenue for the relevant year), and


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                  is part of the top-paid twenty- percent (20%) group of
                  employees (based on Compensation for the relevant year); or

                  (d) Has Compensation in excess of fifty percent (50%) of the dollar amount prescribed in Code Section 415(b)(1)(A) (relating to defined benefit plans), and is an officer of the Employer.

                  If the Employee satisfies the definition in clause (b), (c), or (d) in the Plan Year, but does not satisfy clause (b), (c) or (d) during the preceding 12-month period, and does not satisfy clause (a) in either period, the Employee is a Highly Compensated Employee only if he is one of the one hundred
                  (100) most Highly Compensated Employees for the Plan Year. The number of officers taken into account under clause (d) will not exceed the greater of three (3) or ten percent (10%) of the total number (after application of the Code Section 414(q) exclusions) of Employees, but no more than fifty (50) officers. If no Employee satisfies the Compensation requirement in clause (d) for the relevant year, the Advisory Committee will treat the highest paid officer as satisfying clause (d) for that year.

                  For purposes of this Section 1.07, "Compensation" means Compensation as defined in Section 1.10, except no exclusions from Compensation apply other than the exclusions described in paragraphs (a), (b), (c) and (d) of Section 1.10, and Compensation must include 'elective contributions' (as defined in Section 1.10). The Advisory Committee must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top-paid twenty percent (20%) group, the top one hundred (100) paid Employees, the number of officers includable in clause
                  (d) and the relevant Compensation, consistent with Code
                  Section 414(q) and Regulations issued under that Code
                  Section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan
                  Year, as prescribed by Treasury Regulations. A calendar year election must apply to all plans and arrangements of the Employer. For purposes of applying any non-discrimination test required under the Plan or under the Code, in a manner consistent with applicable Treasury Regulations, the Advisory Committee will treat a Highly Compensated Employee and all family members (a spouse, a lineal ascendant or descendant, or a spouse of a lineal ascendant or descendant) as a single Highly Compensated Employee, but only if the Highly Compensated Employee is a more than five percent (5%) owner or is one of the ten (10) Highly Compensated Employees with the greatest Compensation for the Plan Year. This aggregation rule applies to a family member even if that family member is a Highly Compensated Employee without family aggregation.



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                  The term "Highly Compensated Employee" also includes any
                  former Employee who separated from Service (or has a deemed Separation from Service, as determined under Treasury Regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or for any Plan Year ending on or after his fifty-fifth (55th) birthday. If the former Employee's Separation from Service occurred prior to January 1, 1987, he is a Highly Compensated Employee only if he satisfied clause (a) of this Section 1.07 or received Compensation in excess of Fifty Thousand Dollars ($50,000.00) during: (1) the year of his Separation from Service (or prior year); or (2) any year ending after his fifty-fourth (54th) birthday."

         2. Section 1.10 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof the following new Section 1.10 is inserted, which reads as follows:

                  "1.10 "Compensation" means W-2 wages as defined under Code

         Section 3121(a) for purposes of calculating Social Security taxes, determined without regard to the taxable wage base limitation, except Compensation does not include reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits. Compensation excludes elective contributions made by the Employer on the Employee's behalf. "Elective contributions" are amounts excludable from the Employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b), and contributed by the Employer, at the Employee's election, to a Code
         Section 401(k) arrangement, a Simplified Employee Pension, cafeteria plan or tax-sheltered annuity. A Compensation payment includes Compensation paid by the Employer to an Employee through another person under the common paymaster provisions of Code Sections 312(s) and 3306(p). The term "Compensation" does not include:

                  (a) Employer contributions (other than "elective contributions") to a plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, on behalf of an Employee to a Simplified Employee Pension Plan to the extent such contributions are excludable from the Employee's gross income, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includable in the gross income of the Employee when distributed.

                  (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

                  (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a stock option described in Part II, Subchapter D, Chapter 1 of the Code.

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                  (d) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are excludable from the gross income of the Employee), other than "elective contributions."

                           Any reference in this Plan to Compensation is a reference to the definition in this Section 1.10, unless the Plan reference specifies a modification to this definition. The Advisory Committee will take into account only Compensation actually paid for the relevant period.

         (A)  LIMITATIONS ON COMPENSATION.

                  (1) COMPENSATION DOLLAR LIMITATION. For any Plan Year beginning after December 31, 1988, the Advisory Committee must take into account only the first $200,000.00 (or beginning January 1, 1990, such larger or smaller amount as the Commissioner of Internal Revenue may prescribe) of any Participant's Compensation. For any Plan Year beginning prior to January 1, 1989, this $200,000.00 limitation (but not the family aggregation requirement) applies only if the Plan is top heavy for such Plan Year. For Plan Years beginning after December 31, 1993, the Advisory Committee will substitute $150,000.00 for $200,000.00 wherever the $200,000.00 amount appears in this Section 1.10.

                  (2) APPLICATION OF COMPENSATION LIMITATION TO CERTAIN FAMILY MEMBERS. The $200,000.00 Compensation limitation applies to the combined Compensation of the Employee and of any family member aggregated with the Employee under Section 1.07 who is either (i) the Employee's spouse; or (ii) the Employee's lineal descendant under the age of 19. If, for a Plan Year, the combined Compensation of the Employee and such family members who are Participants entitled to an allocation for that Plan Year exceeds the $200,000.00 (or adjusted) limitation, "Compensation" for each such Participant, for purposes of the contribution and allocation provisions of Article III, means his Adjusted Compensation. Adjusted Compensation is the amount which bears the same ratio to the $200,000.00 (or adjusted) limitation as the affected Participant's Compensation (without regard to the $200,000.00 Compensation limitation) bears to the combined Compensation of all the affected Participants in the family unit.

         (B) NONDISCRIMINATION. For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, Compensation means Compensation as defined in this Section 1.10 except any exclusions from Compensation, other than the exclusions described in paragraphs (a), (b), (c) and (d), do not apply. The Employer also may elect to use an alternate nondiscriminatory definition, in accordance with the


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         requirements of Code Section 414(s) and the regulations issued under that Code section. In determining Compensation under this Section 1.10(B), the Employer may elect to include all elective contributions made by the Employer on behalf of the Employees. The Employer's election to include elective contributions must be consistent and uniform with respect to Employees. The Employer may make this election to include elective contributions for nondiscrimination testing purposes, irrespective of whether this Section 1.10 includes elective contributions in the general Compensation definition applicable to the Plan."

         3. There is hereby added to Section 1.27 of the Trust Agreement the following sentence:

                  "For Plan allocation purposes, "Compensation" does not include Compensation received from a related employer not participating in this Plan."

         4. There is hereby added to Section 1.28(B) of the Trust Agreement the following sentence:

                  "The Advisory Committee will reduce a Leased Employee's allocation of Employer contributions under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer."

         5. Section 1.31 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof, the following new Section 1.31 is inserted, which reads as follows:

                  "1.31 "Employer Securities" means common stock issued by the Employer, or by a corporation which is a member of the same controlled group of corporations, having a combination of voting power and dividend rights equal to or in excess of --

                  (a) that class of common stock of the Employer (or of any other such corporation) having the greatest voting power; and

                  (b) that class of common stock of the Employer (or of any other such corporation) having the greatest dividend rights."

         6. Section 2.01 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof the following new Section 2.01 is inserted, which reads as follows:

                  "2.01 ELIGIBILITY. Each Employee (other than an Excluded Employee) becomes a Participant in the Plan on the Plan Entry Date (if employed on that date) immediately following the later of the date on which he completes one Year of Service or attains age 21. "Plan Entry Date" means the Effective Date and January 1 and July 1.




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                  An Employee is an Excluded Employee if he is a Leased
         Employee.

                  If a Participant has not incurred a Separation from Service but becomes an Excluded Employee, then during the period such a Participant is an Excluded Employee, the Advisory Committee will limit that Participant's sharing in the allocation of Employer contributions and Participant forfeitures, if any, under the Plan by disregarding his Compensation paid by the Employer for services rendered in his capacity as an Excluded Employee. However, during such period of exclusion, the Participant, without regarding to employment classification, continues to receive credit for vesting under Article V for each included Year of Service and the Participant's Account continues to share fully in Trust Fund allocations under Section 9.11."

         7. Section 3.01 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof the following new Section 3.01 is inserted, which reads as follows:

                  "3.01 AMOUNT. For each Plan Year, the Employer will contribute to the Trust the amount which the Employer may from time to time deem advisable. The Employer may contribute to this Plan irrespective of whether it has net profits. The Employer intends the Plan to be an employee stock ownership plan for the purposes of the Code. The Employer may not make a contribution to the Trust for any Plan Year to the extent the contribution would exceed the Participants' Maximum Permissible Amounts. See Part 2 of this Article III.

                           The Employer contributes to this Plan on the condition its contribution is not due to a mistake of fact and the Revenue Service will not disallow the deduction for its contribution. The Trustee, upon written request from the Employer, must return to the Employer the amount of the Employer's contribution made by the Employer by mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Code Section 404. The Trustee will not return any portion of the Employer's contribution under the provisions of this paragraph more than one year after:

                  (a)  The Employer made the contribution by mistake of fact; or

                  (b) The disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.

                           The Trustee will not increase the amount of the Employer contribution returnable under this Section 3.01 for any earnings attributable to the contribution, but the Trustee will decrease the Employer contribution returnable for any losses attributable to it. The Trustee may require the Employer to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under ERISA."



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         8. Section 3.03 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof the following new Section 3.03 is inserted, which reads as follows:

                  "3.03 TIME OF PAYMENT OF CONTRIBUTION. The Employer may pay its contribution for each Plan Year in one or more installments without interest. The Employer must make its contribution to the Plan within the time prescribed by the Code or applicable Treasury regulations. Subject to the consent of the Trustee, the Employer may make its contribution in property (including Employer Securities) rather than cash, provided the contribution of property is not a prohibited transaction under the Code or under ERISA."

         9. Section 3.04 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof the following new Section 3.04 is inserted, which reads as follows:

                  "3.04  CONTRIBUTION ALLOCATION.

         (A) METHOD OF ALLOCATION. The Advisory Committee will allocate and credit each annual Employer contribution (and Participant forfeitures, if any) to the Account of each Participant who satisfies the conditions of Section 3.06. The Advisory Committee will allocate the annual Employer contributions (and Participant forfeitures) in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

         (B) TOP HEAVY MINIMUM ALLOCATION.

                  (1) MINIMUM ALLOCATION.  If the Plan is top heavy in any
                      Plan Year:

                           (a) Each Non-Key Employee who is a Participant and employed by the Employer on the last day of the Plan Year will receive a top heavy minimum allocation for that Plan Year, irrespective of whether he satisfies the Hours of Service condition under Section 3.06; and

                           (b) The top heavy minimum allocation is the lesser of 3% of the Non-Key Employee's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee. However, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the anti- discrimination rules of Code Section 401(a)(4) or the coverage rules of Code Section 410 (or another plan benefiting the Key Employee so depends on such defined benefit plan), the top heavy minimum allocation is 3% of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employees.

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                  (2) SPECIAL DEFINITIONS. For purposes of clause (1)(b),
                  "Compensation" means Compensation as defined in Section 1.10, except: (i) Compensation does not include elective contributions; (ii) any exclusions from Compensation (other than the exclusion of elective contributions and the exclusions described in paragraphs (a), (b), (c) and (d) of
                  Section 1.10) do not apply; and (iii) the Advisory Committee must take into account Compensation for the entire Plan Year.

                  (3) DETERMINING CONTRIBUTION RATES. For purposes of this
                  Section 3.04(B), a Participant's contribution rate is the sum of Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year divided by his Compensation for the entire Plan Year. However, for purposes of satisfying a Participant's top heavy minimum allocation in Plan Years beginning after December 31, 1988, a Participant's contribution rate does not include any elective contributions under a Code Section 401(k) arrangement nor any Employer matching contributions necessary to satisfy the nondiscrimination requirements of Code Section 401(k) or of Code Section 401(m). To determine a Participant's contribution rate, the Advisory Committee must treat all qualified top heavy defined contribution plans maintained by the Employer (or by any related Employers described in Section 1.27) as a single plan.

                  (4) NO ALLOCATIONS. If, for a Plan Year, there are no allocations of Employer contributions or forfeitures for any Key Employee, the Plan does not require any top heavy minimum allocation for the Plan Year, unless a top heavy minimum allocation applies because of the maintenance by the Employer of more than one plan.

                  (5) METHOD OF COMPLIANCE. The Plan will satisfy the top heavy minimum allocation in accordance with this Section 3.04(B)(5). The Advisory Committee first will allocate the Employer contributions (and Participant forfeitures, if any) for the Plan Year in accordance with the allocation formula under
                  Section 3.04(A). The Employer then will contribute an additional amount for the Account of any Participant entitled under this Section 3.04(B) to a top heavy minimum allocation and whose contribution rate for the Plan Year, under this Plan and any other plan aggregated under paragraph (3), is less than the top heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top heavy minimum allocation. The Advisory Committee will allocate the additional contribution to the Account of the Participant on whose behalf the Employer makes the contribution."

         10. Section 3.05 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof, the following new Section 3.05 is inserted, which reads as follows:


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                  "3.05 FORFEITURE ALLOCATION. The amount of a Participant's
         Accrued Benefit forfeited under the Plan is a Participant forfeiture. Subject to any restoration allocation required under Section 9.14, the Advisory Committee will allocate a Participant forfeiture in accordance with Section 3.04, as an Employer contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional Employer contribution for that Plan Year. The Advisory Committee will continue to hold the undistributed, non-vested portion of a terminated Participant's Accrued Benefit in his Account solely for his benefit until a forfeiture occurs at the time specified in Section 5.09, or, if applicable, until the time specified in Section 9.14. Except as provided under Section 5.04, a Participant will not share in the allocation of a forfeiture of any portion of his Accrued Benefit. In making a forfeiture allocation under this Section 3.05, the Advisory Committee must base forfeitures of Employer Securities upon the fair market value of the Employer Securities as of the Accounting Date of the forfeitures."

         11. There is hereby added to Section 3.06 of the Trust Agreement, the following new paragraph (D), which shall read as follows:

                  "(D) SUSPENSION OF ACCRUAL REQUIREMENTS. The Plan suspends the accrual requirements under Sections 3.06(B) and (C) if, for any Plan Year beginning after December 31, 1989, the Plan fails to satisfy the Participation Test or the Coverage Test. A Plan satisfies the Participation Test if, on each day of the Plan Year, the number of Employees who benefit under the Plan is at least qual to the lesser of 50 or 40% of the total number of Includable Employees as of such day. A Plan satisfies the Coverage Test if, on the last day of each quarter of the Plan Year, the number of Non-highly Compensated Employees who benefit under the Plan is at least qual to 70% of the total number of Includable Non-highly Compensated Employees as of such day. "Includable" Employees are all employees other than: (1) those Employees excluded from participating in the Plan for the entire Plan Year by reason of the collective bargaining unit exclusion or the nonresident alien exclusion described in the Code or by reason of the age and service requirements of Article II; and (2) any Employee who incurs a Separation from Service during the Plan Year and fails to complete at least 501 Hours of Service for the Plan Year. A "Non-highly Compensated Employee" is an Employee who is not a Highly Compensated Employee and who is not a family member aggregated with a Highly Compensated Employee pursuant to Section 1.07 of the Plan. For purposes of the Participation Test and the Coverage Test, an Employee is benefiting under the Plan on a particular date if under Section 3.04, he is entitled to an Employer contribution allocation for the Plan Year.

                  If this Section 3.06(D) applies for a Plan Year, the Advisory Committee will suspend the accrual requirements for the Includable Employees who are Participants, beginning first with the Includable Employee(s) employed with the Employer on the last day of the Plan Year, then the Includable Employee(s) who have the latest Separation from Service during the Plan Year, and continuing to suspend in





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         descending order the accrual requirements for each Includable Employee who incurred an earlier Separation from Service, from the latest to the earliest Separation from Service date, until the Plan satisfies both the Participation Test and the Coverage Test for the Plan Year. If two or more Includable Employees have a Separation from Service on the same day, the Advisory Committee will suspend the accrual requirements for all such Includable Employees, irrespective of whether the Plan can satisfy the Participation Test and the Coverage Test by accruing benefits for fewer than all such Includable Employees. If the Plan suspends the accrual requirements for an Includable Employee, that Employee will share in the allocation of Employer contributions and Participant forfeitures, if any, without regard to the number of Hours of Service he has earned for the Plan Year and without regard to whether he is employed by the Employer on the last day of the Plan Year."

         12. Section 3.07 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof the following new Section 3.07 is inserted, which reads as follows:

                  "3.07 LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. The amount of Annual Additions which the Advisory Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer contributions, pursuant to Section 3.04, would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 3.07(B)) to the Participant's Account, the Advisory Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Advisory Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

         (A) ESTIMATION OF COMPENSATION. Prior to the determination of the Participant's actual Compensation for a Limitation Year, the Advisory Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Advisory Committee must make this determination on a reasonable and uniform basis for all Participants similarly situated. The Advisory Committee must reduce any Employer contributions (including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amount carried over from prior years. As soon as is administratively feasible after the end of the Limitation Year, the Advisory Committee will determine the Maximum Permissible Amount for such Limitation Year on the basis of the Participant's actual Compensation for such Limitation Year.



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

         (B) MORE THAN ONE PLAN. If the Advisory Committee allocated an Excess Amount to a Participant's Account on an allocation date of this Plan which coincides with an allocation date of another defined contribution plan maintained by the Employer, the Excess Amount attributed to this Plan will be the product of:

                  (a) The total Excess Amount allocated as of such date (including any amount which the Advisory Committee would have allocated but for the limitations of Code Section 415); times

                  (b) The ratio of (i) the amount allocated to the Participant as of such date under this Plan divided by (ii) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Code Section 415).

         (C) DISPOSITION OF EXCESS AMOUNT. If, pursuant to Section 3.07(A), or because of the allocation of forfeitures, there is an Excess Amount with respect to a participant for a Limitation Year, the Advisory Committee will dispose of such Excess Amount as follows:

                  (a) The Advisory Committee will return any nondeductible voluntary Employee contributions to the Participant to the extent the return would reduce the Excess Amount.

                  (b) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan covers the Participant at the end of the Limitation Year, then the Advisory Committee will use the Excess Amount(s) to reduce future Employer contributions (including any allocation of forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant. The Participant may elect to limit his Compensation for allocation purposes to the extent necessary to reduce his allocation for the Limitation Year to the Maximum Permissible Amount and eliminate the Excess Amount.

                  (c) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan does not cover the Participant at the end of the Limitation Year, then the Advisory Committee will hold the Excess Amount unallocated in a suspense account. The Advisory Committee will apply the suspense account to reduce Employer Contributions (including allocation of forfeitures) for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year, if necessary. Neither the Employer nor any Employee may contribute to the Plan for any Limitation Year in which the Plan is unable to allocate fully a suspense account maintained pursuant to this paragraph (c).


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

                  (d) The Advisory Committee will not distribute any Excess Amount(s) to Participants or to former Participants.

         (D) DEFINED BENEFIT PLAN LIMITATION. If the Participant presently participates, or has ever participated under a defined benefit plan maintained by the Employer, then the sum of the defined benefit plan fraction and the defined contribution plan fraction for the Participant for that Limitation Year must not exceed 1.0. To the extent necessary to satisfy this limitation, the Employer will reduce its contribution or allocation on behalf of the Participant to the defined contribution plan under which the Participant participates, and then, if necessary, the Participant's projected annual benefit under the defined benefit plan under which the Participant participates."

         13. Paragraph (a) of Section 3.08 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof the following new paragraph (a) of
Section 3.08 is inserted, which reads as follows:

         "(a) "Annual Addition" - The sum of the following amounts allocated on behalf of a Participant for a Limitation Year: (i) all Employer contributions; (ii) all forfeitures; and (iii) all Employee contributions. Except to the extent provided in Treasury Regulations, Annual Additions include excess contributions described in Code
         Section 401(k), excess aggregate contributions described in Code
         Section 401(m) and excess deferrals described in Code Section 402(g), irrespective of whether the plan distributes or forfeits such excess amounts. Annual Additions also include Excess Amounts reapplied to reduce Employer contributions under Section 3.07. Amounts allocated after March 31, 1984, to an individual medical account (as defined in Code Section 415(1)(2)) included as part of a defined benefit plan maintained by the Employer are Annual Additions. Furthermore, Annual Additions include contributions paid or accrued after December 31, 1985, for taxable years ending after December 31, 1985, attributable to post-retirement medical benefits allocated to the separate account
         of a   key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount. "Annual Additions" do not include any Employer contributions applied by the Advisory Committee (not later than the due date, including extensions, for filing the Employer's Federal income tax return for the Plan Year) to pay interest (charged to a Participant's Account) on an Exempt Loan, and any Leveraged Employer Securities the Advisory Committee allocates as forfeitures; provided, however, the provisions of this sentence do not apply in a Limitation Year for which the Advisory Committee allocates more than one-third of the Employer contributions applied to pay principal and interest on an Exempt Loan to Highly Compensated Employee-Participants. The Advisory Committee may reallocate the Employer contributions in accordance with Section 3.04 to the Accounts of non-Highly Compensated Employee-Participants to the extent necessary in order to satisfy this special limitation."

         14. Paragraph (b) of Section 3.08 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof, the following new paragraph (b) of
Section 3.08 is inserted, which reads as follows:

         "(b) "Compensation" - For purposes of applying the limitations of Part 2 of this Article III, "Compensation" means Compensation as defined in
         Section 1.10, except Compensation does not include elective contributions and any exclusion from Compensation (other than the exclusion of elective contributions and the exclusions described in paragraphs (a), (b), (c) and (d) of Section 1.10) does not apply."

         15. Paragraph (c) of Section 3.08 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof the following new paragraph (c) of
Section 3.08 is inserted, which reads as follows:

         "(c) "Maximum Permissible Amount" - The lesser of (i) $30,000.00 (or, if greater, one-fourth of the defined benefit dollar limitation under Code Section 415(b)(1)(A)), or (ii) 25% of the Participant's Compensation for the Limitation Year. The dollar amount of clause
         (i) will increase by the lesser of (1) 100% of the dollar amount in effect for the Limitation Year; or (2) the amount of the Employer Securities allocated to the Participant's Employer Securities Account as an Employer contribution for the Limitation Year. The immediately preceding sentence does not apply for any Limitation Year for which the Advisory Committee allocates more than one-third of the Employer contribution to Highly Compensated Employee- Participants, nor to any Limitation Year commencing after July 12, 1989. If there is a short Limitation Year because of a change in Limitation Year, the Advisory Committee will multiply the $30,000.00 limitation (or larger limitation) by the following fraction:

                  Number of months in the short Limitation Year
                  ---------------------------------------------
                                       12"

         16. There is hereby added to Section 5.03 of the Trust Agreement the following new paragraphs:

                  "SPECIAL VESTING SCHEDULE. If the Trustee makes a distribution (other than a cash-out distribution described in Section 5.04) to a partially-vested Participant, and the Participant has not incurred a Forfeiture Break in Service at the relevant time, the Advisory Committee will establish a separate Account for the Participant's Accrued Benefit. At any relevant time following the distribution, the Advisory Committee will determine the Participant's Nonforfeitable Accrued Benefit derived from Employer contributions in accordance with the following formula: P(AB + (R x D)) - (R x D).

                  To apply this formula, "P" is the Participant's current vesting percentage at the relevant time, "AB" is the Participant's Employer-derived Accrued Benefit at the relevant time, "R" is the ratio of "AB" to the Participant's Employer-derived Accrued

         Benefit immediately following the earlier distribution, and "D" is the amount of the earlier distribution. If, under a restated Plan, the Plan has made distribution to a partially-vested Participant prior to its restated Effective Date and is unable to apply the cash-out provisions of Section 5.04 to that prior distribution, this special vesting formula also applies to that Participant's remaining Account."

         17. Paragraph (C) of Section 5.04 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof the following new paragraph (C) of
Section 5.04 is inserted, which reads as follows:

         "(C) 0% VESTED PARTICIPANT. The deemed cash-out rule applies to a 0% vested Participant. A 0% vested Participant is a Participant whose Accrued Benefit derived from Employer contributions is entirely forfeitable at the time of his Separation from Service. If the Participant's Account is not entitled to an allocation of Employer contributions or Participant forfeitures for the Plan Year in which he has a Separation from Service, the Advisory Committee will apply the deemed cash-out rule as if the 0% vested Participant received a cash-out distribution on the date of the Participant's Separation from Service. If the Participant's Account is entitled to an allocation of Employer contributions or Participant forfeitures for the Plan Year in which he has a Separation from Service, the Advisory Committee will apply the deemed cash-out rule as if the 0% vested Participant received a cash-out distribution on the first day of the first Plan Year beginning after his Separation from Service. For purposes of applying the restoration provisions of this Section 5.04, the Advisory Committee will treat the 0% vested Participant as repaying his cash-out "distribution" on the first date of his re-employment with the Employer."

         18. Section 6.01 of the Trust Agreement, through Paragraph (A) of
Section 6.01, is hereby deleted in its entirety, and in lieu thereof the following is inserted, which reads as follows:

                  "6.01 TIME OF PAYMENT OF ACCRUED BENEFIT. Unless, pursuant to
         Section 6.03, the Participant or the Beneficiary elects in writing to a different time or method of payment, the Advisory Committee will direct the Trustee to commence distribution of a Participant's Nonforfeitable Accrued Benefit in accordance with this Section 6.01. A Participant must consent, in writing, to any distribution required under this
         Section 6.01, if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $3,500.00 and the Participant has not attained the later of age 62 or Normal Retirement Age. For all purposes of this Article VI, the term "annuity starting date" means the first day of the first period for which the Plan pays an amount as an annuity or in any other form. A distribution date under this Article VI, unless otherwise specified within the Plan, is every day of the Plan Year or as soon as administratively practicable following a distribution date. For purposes of the consent requirements under this Article VI, if the present value of the Participant's Nonforfeitable Accrued

         Benefit, at the time of any distribution, exceeds $3,500.00, the Advisory Committee must treat that present value as exceeding $3,500.00 for purposes of all subsequent Plan distributions to the Participant.

         (A)  SEPARATION FROM SERVICE FOR A REASON OTHER THAN DEATH.

                  (1) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $3,500.00. If the Participant's Separation from Service is for any reason other than death, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in lump sum, as soon as administratively practicable following the close of the first Plan Year beginning after the Participant's Separation from Service, but in no event later than the 60th day following the close of the Plan Year in which the Participant attains Normal Retirement Age. If the Participant has attained Normal Retirement Age when he separates from Service, the distribution under this paragraph will occur no later than the 60th day following the close of the Plan Year in which the Participant's Separation from Service occurs.

                  (2) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500.00. If the Participant's Separation from Service is for any reason other than death, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit at the time elected by the Participant, pursuant to Section 6.03. In the absence of an election by the Participant, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in lump sum on the 60th day following the close of the Plan Year in which the later of the following events occurs: (a) the Participant attains Normal Retirement Age; or (b) the Participant separates from Service.

                  (3) DISABILITY. If the Participant's Separation from Service is because of disability, the Advisory Committee will direct the Trustee to pay the Participant's Nonforfeitable Accrued Benefit in lump sum, on the first administratively practicable distribution date of the first Plan Year beginning after the Participant's Separation from Service, subject to the notice and consent requirements of this Article VI and to the applicable mandatory commencement dates described in Paragraph (1) or in Paragraph (2)."

         19. Section 6.05 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof the following new Section 6.05 is inserted, which reads as follows:

                  "6.05 SPECIAL DISTRIBUTION AND PAYMENT REQUIREMENTS. Unless the Participant elects in writing to have the Trustee apply other distribution provisions of the Plan, or unless other distribution provisions of the Plan require earlier distribution of the Participant's Accrued Benefit, the Trustee must distribute the portion of the Participant's Accrued Benefit attributable to Employer Securities (the "Eligible Portion") no later than the time prescribed by this Section 6.05, irrespective of any other provisions of the Plan. The distribution provisions of this Section 6.05 are subject to the consent and form of distribution requirements of Articles V and VI of the Plan.

                  (a) If the Participant separates from Service by reason of the attainment of Normal Retirement Age, death, or disability, the Advisory Committee will direct the Trustee to commence distribution of the Eligible Portion not later than one year after the close of the Plan Year in which the applicable event occurs.

                  (b) If the Participant separates from Service for any reason other than by reason of the attainment of Normal Retirement Age, death or disability, the Advisory Committee will direct the Trustee to commence distribution of the Eligible Portion not later than one year after the close of the fifth Plan Year following the Plan Year in which the Participant separated from Service. If the Participant resumes employment with the Employer on or before the last day of the fifth Plan Year following the Plan Year of his separation from Service, the mandatory distribution provisions of this paragraph (b) do not apply.

                  For purposes of this Section 6.05, Employer Securities do not include any Employer Securities acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which the borrower repays the Exempt Loan in full.

                  PERIOD OF PAYMENT. The Advisory Committee will direct the Trustee to make distributions required under this Section 6.05 over a period not exceeding five years unless the Participant otherwise elects under the other distributions provisions of the Plan. If a Participant's Eligible Portion exceeds $500,000.00, the maximum payment period, subject to a contrary election by the Participant, is five years plus one additional year (but no more than five additional years) for each $100.00 (or fraction of $100,000.00) by which the Eligible Portion exceeds $500,000.00. The Advisory Committee will apply this
         Section 6.05 by adjusting the $500,000.00 and $100,000.00 limitations by the adjustment factor prescribed by the Secretary of the Treasury under Code ss.415(d). In no event will the distribution period exceed the period permitted under Section 6.02 of the Plan."

         20. There is hereby added to Article VI of the Trust Agreement, the following new Section 6.07, which reads as follows:

                  "6.07. DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS. For distributions made after December 31, 1992, a Participant may elect, at the time and in the manner prescribed by the Committee, to have any portion of his eligible rollover distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover designation. For purposes of this

         Section 6.07, a Participant includes a Participant's surviving spouse and the Participant's spouse or former spouse who is an alternate payee under a qualified domestic relations order.

                  The following definitions apply to this Section 6.07:

                  (a) ELIGIBLE ROLLOVER DISTRIBUTION. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the Participant, except an eligible rollover distribution does not include: any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant the Participant's designated beneficiary, or for a specified period of ten years of more; any distribution to the extent required under Code Section 401(a)(9); and the portion of any distribution which is not includable in gross income (determined without regard to the exclusion of net unrealized appreciation with respect to employer securities).

                  (b) ELIGIBLE RETIREMENT PLAN. An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), which accepts the Participant's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (c) DIRECT ROLLOVER. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee."

         21. There is hereby added to the first paragraph of Section 7.05 of the Trust Agreement, the following sentence:

         "An amended vesting schedule will apply to a Participant only if the Participant receives credit for at least one (1) Hour of Service after the new schedule becomes effective."

         22. There is hereby added to the second paragraph of Section 7.05 of the Trust Agreement, the following sentence:

         "The election described in this Section 7.05 does not apply to a Participant if the amended vesting schedule provides for vesting at least as rapid at all times as the vesting schedule in effect prior to the amendment."

         23. Section 8.11 of the Trust Agreement is hereby deleted.

         24. Section 9.10 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof the following new Section 9.10 is inserted, which reads as follows:

                  "9.10 VALUE OF PARTICIPANT'S ACCRUED BENEFIT. The value of each Participant's Accrued Benefit consists of that proportion of the net worth (at fair market value) of the Employer's Trust Fund which the net credit balance in his Account bears to the total net credit balance in the Accounts of all Participants. For purposes of a distribution under the Plan, the value of a Participant's Accrued Benefit attributable to his General Investments Account is its value as of the valuation date immediately preceding the date of the distribution."

         24. Section 9.11 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof the following new Section 9.11 is inserted, which reads as follows:

                  "9.11 ALLOCATION TO PARTICIPANT'S ACCRUED BENEFIT. A "valuation date" under this Plan is each Accounting Date and each interim valuation date determined under Section 10.14. As of each valuation date, the Advisory Committee must adjust General Investments Accounts to reflect net income, gain or loss since the last valuation date. The valuation period is the period beginning the day after the last valuation date and ending on the current valuation date.

         [A] EMPLOYER SECURITIES ACCOUNT. As of the Accounting Date of each Plan Year, the Advisory Committee first will reduce Employer Securities Accounts for any forfeitures arising under Section 5.09 and then will credit the Employer Securities Account maintained for each Participant with the Participant's allocable share of Employer Securities (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust, with any forfeitures of Employer Securities and with any stock dividends on Employer Securities allocated to his Employer Securities Account. The Advisory Committee will allocate Employer Securities acquired with an Exempt Loan under
         Section 10.03[C] in accordance with that Section, subject, however, to the provisions of paragraph [C] of this Section 9.11. Except as otherwise specifically provided in Section 10.04[C], the Advisory Committee will base allocations to the Participants' Accounts on dollar values expressed as shares of Employer Securities or on the basis of actual shares where there is a single class of Employer Securities. In making a forfeiture reduction under this Section 9.11, the Advisory Committee, to the extent possible, first must forfeit from a Participant's General Investments Account before making a forfeiture from his Employer Securities Account.

         [B] GENERAL INVESTMENTS ACCOUNT. The allocation provisions of this paragraph apply to all Participant General Investments Accounts other than segregated investment Accounts. The Advisory Committee first will adjust the Participant General Investments Accounts, as those Accounts stood at the beginning of the current valuation period, by reducing the Accounts for any forfeitures arising under

         Section 5.09 or under Section 9.14, for amounts charged during the valuation period to the Accounts in accordance with Section 9.13 (relating to distributions) and for the amount of any General Investments Account which the Trustee has fully distributed since the immediately preceding valuation date. The Advisory Committee then, subject to the restoration allocation requirements of Section 9.14, will allocate the net income, gain or loss pro rata to the adjusted Participant General Investment Accounts. The allocable net income, gain or loss is the net income (or net loss), including the increase or decrease in the fair market value of assets, since the last valuation date. In making its allocations under this Section 9.11[B], the Advisory Committee will exclude Employer Securities and interest paid by the Trust on an Exempt Loan.

         [C] DIVIDENDS ON EMPLOYER SECURITIES. The Advisory Committee will allocate any cash dividends the Employer pays with respect to Employer Securities to the General Investments Accounts of participants in the same ratio, determined on the dividend declaration date, that Employer Securities allocated to a Participant's Employer Securities Account bear to the Employer Securities allocated to all Employer Securities Accounts. The Advisory Committee will not allocate to the General Investments Accounts any cash dividends the Employer directs the Trustee to apply to the payment of an Exempt Loan nor any cash dividends the Advisory Committee directs the Trustee to distribute in accordance with Section 10.08. If the Employer directs the Trustee to apply cash dividends on Employer Securities to the payment of an Exempt Loan, the Advisory Committee first will allocate the released Employer Securities to the Participants' Employer Securities Accounts in the same ratio, determined on the dividend declaration date, that Employer Securities allocated to a Participant's Employer Securities Account bear to the Employer Securities allocated to all Employer Securities Accounts. This first allocation of released Employer Securities must equal the greater of: (1) the shares of released Employer Securities equal to the fair market value of the cash dividends attributable to the allocated Employer Securities; or (2) the number of shares of all released Employer Securities attributable to the cash dividends on allocated Employer Securities. If any released Employer Securities remain unallocated after the first allocation, the Advisory Committee will allocate these remaining released Employer Securities under
         Section 3.04(A) as if the Employer has made an Employer contribution equal to the amount of the cash dividend attributable to the unallocated Employer Securities.

         [D] SEGREGATED INVESTMENT ACCOUNTS. A segregated investment Account receives all income it earns and bears all expense or loss it incurs. As of the valuation date, the Advisory Committee must reduce a segregated Account for any forfeiture arising under Section 5.09 after the Advisory Committee has made all other allocations, changes or adjustments to the Account for the Plan Year.

         [E] ADDITIONAL RULES. An excess Amount or suspense account described in
         Part 2 of Article III does not share in the allocation of net income, gain or loss described in this Section 9.11. This Section 9.11 applies solely to the allocation of net income, gain or loss of the Trust. The Advisory Committee will allocate the Employer contributions and Participant forfeitures, if any, in accordance with Article III.

         [F] ALLOCATION RESTRICTION. To the extent a shareholder sells Employer Securities to the Trust and elects (with the consent of the Employer) nonrecognition of gain under Code Section 1042, the Committee will not, directly or indirectly, allocate under the Plan, at any time, any portion of the purchased Employer Securities to:

                  (1)  the selling shareholder,

                  (2) the selling shareholder's spouse, brothers or sisters (whether by the whole or half blood), ancestors or lineal descendants; or

                  (3) any shareholder owning (as determined under Code Section 318(a)) more than 25% in value of any class of Employer Securities.

                  For purposes of this Section 9.11[F], the term "shareholder" includes the shareholder's executor and the term "purchased Employer Securities" includes any dividends or other income attributable to the purchased Employer Securities."

         25. Section 9.13 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof the following new Section 9.13 is inserted, which reads as follows:

                  "9.13 ACCOUNT CHARGED. The Advisory Committee will charge a Participant's Account for all distributions made from that Account to the Participant, to his Beneficiary or to an alternate payee. The Advisory Committee also will charge a Participant's Account for any administrative expenses incurred by the Plan directly related to that Account."

         26. There is hereby added to Section 10.14 of the Trust Agreement, the following sentence:

         "The valuation requirement of the immediately preceding sentence applies to all Employer Securities acquired by the Plan."

         27. Section 13.06 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof, the following new Section 13.06 is inserted, which reads as follows:

                  "13.06 TERMINATION. Upon termination of the Plan, the distribution provisions of Article VI remain operative, with the following exceptions:

                  (1) if the present value of the Participant's Nonforfeitable Accrued Benefit does not exceed $3,500.00, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit to him in lump sum as soon as administratively practicable after the Plan terminates; and

                  (2) if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $3,500.00, the Participant or the Beneficiary, in addition to the distribution events permitted under Article VI, may elect to have the Trustee commence distribution of his Nonforfeitable Accrued Benefit as soon as administratively practicable after the Plan terminates.

                  To liquidate the Trust, the Advisory Committee will purchase a deferred annuity contract for each Participant which protects the Participant's distribution rights under the Plan, if the Participant's Nonforfeitable Accrued Benefit exceeds $3,500.00, and the Participant does not elect an immediate distribution pursuant to paragraph (2).

                  If this paragraph applies, in lieu of the preceding provisions of this Section 13.06 and the distribution provisions of Article VI, the Advisory Committee will direct the Trustee to distribute each Participant's Nonforfeitable Accrued Benefit, in lump sum, as soon as administratively practicable after the termination of the Plan, irrespective of the present value of the Participant's Nonforfeitable Accrued Benefit and whether the Participant consents to that distribution. This paragraph applies only if: (1) the Plan does not provide an annuity option; (2) the Plan is a defined contribution plan at the time of its termination date; and (3) as of the period between the Plan termination date and the final distribution of assets, the Employer does not maintain any other defined contribution plan (other than an ESOP).

                  The Trust will continue until the Trustee, in accordance with the direction of the Advisory Committee, has distributed all of the benefits under the Plan. On each valuation date, the Advisory Committee will credit any part of a Participant's Accrued Benefit retained in the Trust with its proportionate share of the Trust's income, expenses, gains and losses, both realized and unrealized. Upon termination of the Plan, the amount, if any, in a suspense account under Article III will revert to the Employer, subject to the conditions of the Treasury regulations permitting such a reversion. A resolution or amendment to freeze all future benefit accrual but otherwise to continue maintenance of this Plan, is not a termination for purposes of this Section 13.06."

         28. Except as hereinabove provided, the Trust Agreement of December _____, 1989, is hereby reaffirmed in all respects.

         IN WITNESS WHEREOF, the Employer and Trustee have executed this Amendment to the Trust Agreement as of the day and year first above written.

                                                     SAC RIVER VALLEY BANK

                                     By:   /s/ Garry L. Robinson
                                        -----------------------------
                                         Garry L. Robinson, President

(CORPORATE SEAL)                                     "EMPLOYER"

ATTEST:

____________________________________
Secretary/Asst. Secretary

                                           /s/ Garry L. Robinson
                                        -----------------------------
                                               Garry L. Robinson

                                                  "TRUSTEE"